LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JUNE 5, 2012

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES

DATED MAY 1, 2012 OF

LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

CLASS I AND CLASS II

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012 and June 5, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and June 5, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The sections of the Summary Prospectus and Prospectus titled “Management — Portfolio Managers” are replaced with the following text for the LMGAA portfolio managers:

LMGAA: Steven Bleiberg, Y. Wayne Lin and Patricia Duffy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) and Mr. Lin (Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA) have been portfolio managers for the fund since its inception. Ms. Duffy (Senior Analyst and Portfolio Manager of LMGAA) has been a portfolio manager for the fund since June 2012.

The section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text for the LMGAA portfolio managers:

LMGAA (responsible for the implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy).

LMGAA utilizes a team management approach headed by Steven Bleiberg to manage the assets of the fund. Mr. Bleiberg serves as LMGAA’s President and Chief Investment Officer. Mr. Bleiberg has been a portfolio manager of the fund since its inception. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC.

Y. Wayne Lin serves as Portfolio Manager and assists the portfolio management team with the execution of the Dynamic Risk Management strategy. Mr. Lin has been a portfolio manager of the fund since its inception. Mr. Lin serves as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager for LMGAA and is also a member of LMPFA’s North American Valuation Committee. From 2002 to 2005, Mr. Lin served as an Analyst at Citigroup Asset Management (“CAM”). Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Patricia Duffy has served as a portfolio manager of the fund since June 2012. Ms. Duffy serves as a Senior Analyst and Portfolio Manager for LMGAA and has seven years of investment experience. Ms. Duffy served as an Asset Allocation Analyst for LMGAA from 2005 until June 2012.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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